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                                                                   Exhibit 10.26

                       CERTIFICATE OF CONTINGENT INTEREST
                       IN COMMON STOCK $0.001 PAR VALUE OF
                           ARGUS PHARMACEUTICALS, INC.

           ISSUED PURSUANT TO PLAN AND AGREEMENT OF MERGER DATED AS OF
                           FEBRUARY 22, 1995, BETWEEN

                       TRIPLEX PHARMACEUTICAL CORPORATION,
                        ARGUS PHARMACEUTICALS, INC., and
                          API ACQUISITION COMPANY NO. 1


                         READ THIS CERTIFICATE CAREFULLY

                             THIS CERTIFICATE IS NOT
              TRANSFERABLE OR ASSIGNABLE EXCEPT AS HEREIN PROVIDED


         This is to certify that __________________is the registered holder of _________Units of Contingent Interest with respect to shares of Common stock, $0.001 par value, of Argus Pharmaceuticals, Inc., a Delaware corporation ("Argus Common Stock"), subject to adjustment as hereinafter provided, issued pursuant to the provisions of the Plan and Agreement of Merger dated as of February 22, 1995. Each Unit of Contingent Interest represents the right to receive the number of shares of Argus Common Stock, if any, that may be distributable upon the terms and subject to the conditions hereinafter set forth.

                                     Argus Pharmaceuticals, Inc.



                                     By:_____________________

Dated: ____________, 1995
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This Certificate is one of the Contingent Interest Certificates for an aggregate of 7,006,448 Units of Contingent Interest ("Contingent Stock Issue Rights") issued pursuant to the Plan and Agreement of Merger (the "Merger Agreement) dated as of February 22, 1995, among Argus Pharmaceuticals, Inc., a Delaware corporation ("Argus"), API Acquisition Company No. 1, a Delaware corporation ("Merger Sub"), and Triplex Pharmaceutical Corporation, a Delaware corporation ("Triplex"), pursuant to which Merger Sub was merged with and into Triplex. The terms and conditions upon which the registered holder of this Certificate may become entitled to shares of common stock, $0.001 par value, of Argus ("Argus Common Stock") are set forth below.

                     SECTION 1. RIGHTS TO ARGUS COMMON STOCK

         Subject to the terms hereof, and subject to the satisfaction of the conditions provided herein, each Unit of Contingent Stock Issue Rights shall entitle the holder thereof to receive, and shall automatically be converted into that number of shares of Argus Common Stock determined as follows:

         (i) if a Triplex Milestone Event (as hereinafter defined) has occurred, each Contingent Stock Issue Right shall entitle the holder thereof to receive the number of shares of Argus Common Stock obtained by dividing .71363 by the Fair Market Value of the Argus Common Stock on the date the Triplex Milestone Event occurs;

         (ii) if the Argus Milestone Event (as hereinafter defined) has not occurred, each Contingent Stock Issue Right shall entitle the holder thereof to receive the number of shares of Argus Common Stock obtained by dividing .42818 by the Fair Market Value of the Argus Common stock on the day after it is determined that the Argus Milestone Event has not occurred.

         If neither of the conditions set forth in subparagraphs (i) and (ii) above are met, then each Contingent Stock Issue Right shall not entitle the holder to receive any shares of Argus Common Stock, and if both of said conditions are met, each Contingent Stock Issue Right shall entitle the holder to receive the sum of the number of shares of Argus Common Stock set forth in said conditions.

For the purposes of this Section 1:

         A Triplex Milestone Event shall have occurred if (A) Argus or any affiliate or subsidiary thereof shall have entered into an agreement (a "Qualifying License Agreement") on or before the second anniversary of the date of issuance of the Contingent Stock Issue Rights (the "Second Anniversary") with respect to the licensing of Triplex's biopharmaceutical candidate known as "T30177" whereby Argus or any affiliate or subsidiary thereof receives consideration of at least $5,000,000 in cash or an unconditional (except for customary closing conditions and deliveries not related to the achievement of any milestones) binding commitment for not less than $5,000,000; provided that to the extent such consideration consists in whole or in part of the
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purchase of Argus Common Stock, the conversion ratio in subparagraph (i) above shall be multiplied by a fraction, (x) the numerator of which shall be the total of all cash and unconditional (except for customary closing conditions and deliveries not related to the achievement of any milestones) binding commitments received by Argus under such Qualifying License Agreement less an amount equal to the Fair Market Value (on the date of purchase) of the shares of Argus Common Stock purchased pursuant to such Qualifying License Agreement, and (y) the denominator of which shall be $5,000,000 provided that in no event shall such numerator of such fraction exceed $5,000,000; or (B) on or before the Second Anniversary the Board of Directors of Argus has determined to commit its resources to actively pursue the clinical development of T30177 at Argus without entering into a Qualifying License Event, and within three years after the Second Anniversary, Argus shall have data from said clinical trials which is determined in good faith by the Board of Directors of Argus to be sufficient to file a new drug application with the U. S. Food and Drug Administration.

         The Argus Milestone Event shall have occurred if Argus or its subsidiaries or affiliates has received a minimum of $5,000,000 in equity milestone payments from Genzyme Corporation or any successor on or before the Second Anniversary with respect to the development of Argus's product known as "Tretinoin" or any pharmaceutical composition incorporating AR- 623.

         The "Fair Market Value" of one share of Argus Common Stock shall mean, for any day, (x) the price determined by averaging over a period of twenty (20) consecutive trading days immediately prior to the Issuance Date the last reported sale price for the Argus Common Stock on each such trading day on the principal securities exchange on which the Argus Common Stock is listed or admitted to trading or if no such sales takes place on any such dates, the average of the closing bid and asked prices thereof as officially reported, or, if not so listed or admitted to trading on any securities exchange, the last sale price for the Argus Common Stock on the National Association of Securities Dealers National Market System on such date, or, if there shall have been no trading on such or if the Common Stock shall not be listed on such system, the average of the closing bid and asked prices in the over-the-counter market as furnished by any New York Stock Exchange member firm selected from time to time by Argus for such purpose, or (y) if the Argus Common Stock shall not be listed or admitted to trading as provided in clause (x) above, the fair market value of the Argus Common Stock as determined in good faith by the Board of Directors of Argus; provided, in no event shall the Fair Market Value be less than $l.l4181 for one share of Argus Common Stock such that the Units shall never be convertible into more shares of Argus Common Stock than are issued at closing of the Merger Agreement; and

         Upon satisfaction of the conditions specified in subparagraph (i) and/or (ii) above of Section 1, the registered holder of this Certificate shall be considered a record holder of the number of shares of Argus Common Stock specified in such subparagraph. Upon satisfaction of the conditions specified in subparagraph (i) and/or (ii) of Section 1, Argus shall issue to the holder of this Certificate, upon surrender of this Certificate to Argus or an agent designated by Argus, that number of shares of Argus Common Stock issuable upon conversion of the number of Contingent Stock Issue Rights represented by this Certificate; provided, that, if any of the conditions set forth in subparagraph
(i) and/or (ii) may still be met and have not expired in
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accordance with their terms, then the Certificate will be returned to the holder with a proper notation indicating that shares of Argus Common Stock have been issued and may still be issued in the future.

                              SECTION 2. DIVIDENDS

         No dividends shall be payable with respect to the Argus Common Stock represented by this Certificate until a record date has occurred after the issuance thereof.

                     SECTION 3. REPLACEMENT OF CERTIFICATES

         Upon receipt of evidence satisfactory to Argus or its agent of the loss, theft, destruction, or mutilation of any Certificate and upon receipt of indemnity reasonable satisfactory to Argus or its agent, Argus shall deliver a new Certificate for the number of Contingent Stock Issue Rights represented by the Certificate so lost, stolen, destroyed, or mutilated.

                        SECTION 4. HOLDER NOT SHAREHOLDER

         This Certificate does not entitle the holder thereof to any voting or other rights as a shareholder of Argus.

                   SECTION 5. ADJUSTMENT OF ARGUS COMMON STOCK

         5.1 Stock Dividends, Etc. In case Argus shall (1) pay a dividend in shares of argus Common Stock; (2) subdivide outstanding shares of Argus Common Stock; (3) combine outstanding shares of Argus Common Stock into a smaller number of shares; or (4) issue by reclassification any shares of Common Stock, the number of shares of Argus Common Stock issuable upon conversion of the Contingent Stock Issue Rights represented by this Certificate shall be proportionately adjusted.

         5.2 Merger, Etc. In case of (1) any consolidation or merger of Argus with or into another corporation or (2) any sale, transfer, or other disposition of all or substantially all of the property, assets, or business of Argus as a result of which property (cash or otherwise) shall be payable or distributable to the holders of Argus Common Stock, the Certificate shall thereafter represent the number and class of shares or other securities or property of Argus, or of the corporation or other entity resulting from such consolidation or merger or to which such sale, transfer, or other disposition shall have been made for or into which the Argus Common Stock underlying this Certificate would have been exchanged or converted upon such event if outstanding at the time thereof. The terms of any such consolidation, merger, sale, transfer, or other disposition shall include appropriate provisions in accordance with the provisions of this Section
                  5.2. The provisions of this Section 5.2 shall similarly apply to successive consolidations, mergers, sales, transfers, or other dispositions as aforesaid.
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         5.3      Notice. Whenever an adjustment is made as provided in this
                  Section 5, Argus shall promptly mail to the holder of this Certificate, at the address appearing below unless changed by written notice by the holder, a statement setting forth the adjustment and the facts giving rise thereto.

                       SECTION 6. TRANSFER OF CERTIFICATES

         This Certificate is not transferable or assignable except by the laws of descent and distribution, by will or by operation of law.

                      SECTION 7. INITIAL ADDRESS FOR NOTICE

         Notice may be given at the following address:

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                        SECTION 8. RESERVATION OF SHARES

         The Company agrees and covenants that at all times while shares of Argus Common Stock are issuable hereunder it will reserve for issuance a number of shares of its authorized but unissued Argus Common stock sufficient to perform its obligations under this Certificate and the Contingent Stock Issue Rights.

                            SECTION 9. GOVERNING LAW

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.
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                               AFFILIATE'S LETTER



Argus Pharmaceuticals, Inc.
3600 Research Forest Drive
The Woodlands, Texas 77380

Gentlemen:

         The undersigned, a holder of shares of common stock, par value $.001 per share ("Triplex Common Stock"), of Triplex Pharmaceuticals Corporation, a Delaware corporation ("triples", is entitled to receive in connection with the merger (the "Merger") into Triplex of Argus Acquisition Company No. 1, a Delaware corporation (the "Company"), shares of common stock, par value $.001 per share (the "Argus Common Stock"), of Argus Pharmaceuticals, Inc., stock, par value $.001 per share (the "Argus Common stock"), of argus Pharmaceuticals, Inc. a Delaware corporation ("Argus"), and Contingent Stock Issue rights in Argus Common Stock The undersigned acknowledges that he may be deemed an "affiliate" of Triplex within the meaning of Rule 145 ("Rule 145") promulgated under the Securities Act of 1933, as amended (the "Act"), although nothing contained herein is to be construed as an admission of such fact Capitalized terms used but not defined herein will have the meaning set forth in the Plan and agreement of Merger dated February ____, 1995 regarding the Merger.

         If in fact the undersigned were an affiliate under the Act, the undersigned's ability to sell, assign or transfer the Argus Issued Stock and the Contingent Issue stock Rights and the shares of Argus Common Stock issuable on their conversion issued to him pursuant to the Merger may be restricted unless such transaction is registered under the Act or an exemption from such registration is available. The undersigned understands that such exemptions are limited and, to the extent the undersigned felt necessary, has obtained advise of counsel as to the nature and conditions of such exemptions, including information with respect to the applicability to the sale of such securities of Rule 145 (d) promulgated under the Act.

         The undersigned hereby represents to and covenants with the Company and Argus that he will not sell, assign or transfer any of the shares of Argus Issued Stock, and the Contingent Issue stock rights and the shares of Argus Common Stock issuable on their conversion issued to him pursuant to the Merger except (1) pursuant to an effective Registration Statement under the Act, (ii) in conformity with the volume and other limitations of rule 145(d) promulgated under the Act and/or (iii) in a transaction which, in the opinion of independent counsel reasonably satisfactory to Argus or as described in a "no-action" or interpretive letter from the Staff of the Securities and Exchange Commission, is not required to be registered under the Act. In the event of a sale or other disposition pursuant to Rule 145(d), the undersigned will supply Argus with evidence of compliance with such Rule, in the form of a letter satisfactory to Argus.

         The undersigned acknowledges and agrees that appropriate restrictive legends will be placed on certificates representing argus Common Stock received by the undersigned in the
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Merger or upon conversion of the Continent Stock Issue Rights. Argus agrees to remove said legends on receipt of evidence reasonably satisfactory to it, including an opinion of counsel, that the legends may be removed in accordance with applicable laws, including Rule 144 (k) promulgated under the Act.

                                Very truly yours,



                                By:____________________
                                Name:__________________
                                Title:_________________

Dated:________________

Accepted and Agreed to:

ARGUS PHARMACEUTICALS, INC.



By:___________________________

Name:_________________________

Title:________________________

Date:_________________________